Business Combination, Significant Transaction and Sale of Business (Details) - Schedule of estimated fair values of the assets acquired and liabilities at the date of acquisition - RightStar Inc. [Member]
$ in Thousands
1 Months Ended
Nov. 16, 2020 USD ($)
Business Combination, Significant Transaction and Sale of Business (Details) - Schedule of estimated fair values of the assets acquired and liabilities at the date of acquisition [Line Items]
Net liabilities excluding cash acquired	$ (763)
Contingent liability in respect of business combinations	(1,077)
Intangible assets, net	354
Deferred taxes	(95)
Goodwill	922
Total liabilities acquired net of acquired cash	$ (659)